Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AP

NINETY-FIFTH AMENDMENT

OF THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Ninety-fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date (as defined below):

1.

TWC desires to use, and CSG agrees (i) to design, develop and implement an automated service to supplement the CCS® billing system, ACSR® and ACP-V functionality provided by CSG to TWC such that qualifying Subscribers temporarily maintain Emergency 911 services (the "E911 Services") following non-payment downgrade actions in accordance with TWC’s business requirements (for purposes of this Amendment, the “E911 Enhancement”) and (ii) to provide hosting services for the E911 Enhancement.

CSG shall perform the design and development services for the user interface and implementation of the E911 Enhancement pursuant to that certain Statement of Work between CSG and TWC (CSG document no. 4101309) (the "SOW").  In addition, following implementation of the E911 Enhancement and commencing immediately following Acceptance (as defined in the SOW) of such E911 Enhancement by TWC, CSG shall host and provide Support Services for the E911 Enhancement.  In addition, CSG shall provide up to ****** (**) ***** of support per ***** (the "Support Hours") for the E911 Enhancement (the "E911 Enhancement Support Services") for the ******** Recurring Support Fee specified in Section 2 below, as follows:

(a)

E911 Enhancement Support Services shall address production issues which shall include operations support and answering functional questions.  In addition, Enhancement Support Services shall include any changes to the E911 Enhancement required in connection with further enhancements, development, new features, new functionality, products, and/or any configuration changes, in each case, requested by TWC.

(b)

Any E911 Enhancement Support Services requested by TWC which CSG anticipates will be too substantial to be performed within TWC’s accrued Support Hours will be submitted to TWC in the form of a quote, with estimated hours and fees, and shall be subject to a separate mutually agreed upon Statement of Work.

Unused Support Hours in any ***** shall accumulate during the then-current ******** ******* and may be used by TWC for E911 Enhancement Support Services during such ******** *******; any Support Hours not used within the respective ******** ******* will *** ** ******* **** ** *** ********** ******** *******.  Following commencement of the E911 Enhancement Support Services, CSG shall continue to provide such E911 Enhancement Support Services through the earlier of (a) termination or expiration of the Agreement (and any Termination Assistance Period, as defined in the Agreement) or (b) termination of the E911 Enhancement Support Services as set forth below.  TWC may terminate use of the E911 Enhancement upon ****** (**) ****' prior written notice (email shall be sufficient) to CSG, in which case, (i) CSG shall ******** ********** ****** to TWC any amounts **** ** ******* to CSG hereunder with respect to the ******** ****** following the *** of the ******** ***** during which such termination is effective,

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AP

********** ** * *** **** *****, and (ii) TWC shall have no further obligation for future payments of the ******** Recurring Support Fees following such termination.

2.	As a result, Schedule F, "Fees," of the Agreement shall be amended to add the following in connection with the E911 Enhancement:

Description of Item/Unit of Measure	Frequency	Fee
E911 Enhancement
(a) Implementation Fees (Note 1)	*** ****	*****
(b) Annually Recurring Support Fee (Note 2)(Note 3)	********	$*********
(c) Hosting Fee (Note 4)	********	** ******

Note 1: Design, development, and implementation of the E911 Enhancement as set forth in that certain Statement of Work (CSG document no. 4101309) by and between TWC and CSG (the “SOW”).

Note 2: Notwithstanding anything in the Agreement to the contrary, the Annually Recurring Support Fee is subject to increase pursuant to Section 5.4 of the Agreement commencing in ****.

Note 3: CSG shall provide Support Services for the E911 Enhancement; problems shall be reported and resolved, in accordance with the priority levels set forth in Section II. of Schedule H of the Agreement.  Support Services shall commence after ********** (as defined in the SOW) by TWC of the E911 Enhancement.  Support Services shall include up to ****** (**) ***** ******* for E911 Enhancement Support Services; any unused Support Hours in any ***** shall accumulate during the ****-******* ******** ******* and may be used by TWC for E911 Enhancement Support Services during such ******** *******; any Support Hours not used within the respective ******** ******* will *** ** ******* **** ** *** ********** ******; any E911 Enhancement Support Services requested by TWC which CSG anticipates will be too substantial to be performed within TWC’s accrued Support Hours, will be submitted to TWC in the form of a quote with estimated hours and fees (at TWC's ****-******* ********* ******** ***), and such work shall be subject to a separate mutually agreed upon Statement of Work.  For avoidance of doubt, any E911 Enhancement Support Services exceeding TWC’s ******* Support Hours and/or accrued Support Hours during the then-current ******** ******* may be billed to TWC only if such additional hours are documented in a mutually agreed Statement of Work.  CSG shall notify TWC when ****** (**%) of the Support Hours for the E911 Enhancement Support Services have been exhausted in any given *****.

Note 4: CSG will host the E911 Enhancement on the CSG hardware used for the OAAT services and hosting described in that certain Fifty-seventh Amendment executed by the parties, effective as of December 21, 2011 (CSG document no. 2309497) (the "OAAT Amendment"), at ** ********** ******* ****; provided, however, that in the event, TWC discontinues use of such OAAT services and hosting, CSG’s hosting of the E911 Enhancement hereunder shall be subject to the parties mutually agreeing in writing to reasonable hosting fees for such hosting services.  In the event CSG and TWC are unable to mutually agree on hosting fees within ****** (**) **** of TWC’s discontinuance of the OAAT services and hosting, CSG may discontinue the hosting and availability of the E911 Enhancement upon ****** (**) days' prior written notice to TWC.

3.

For avoidance of doubt, Participating Affiliates may use the E911 Enhancement without incurring any additional fees hereunder, without any requirement that such E911 Enhancement be set forth in any such Participating Affiliate’s Affiliate Addendum.  In addition to TWC’s termination rights set forth above and in Article 6 of the Agreement, TWC shall also have the right to terminate any Participating Affiliate’s use of the E911 Enhancement, if applicable, for convenience, without notice to CSG.

THIS AMENDMENT is executed and effective as of the day and year last signed below (“Effective Date”).

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Christopher Marsh	By: /s/ Joseph T Ruble
Name: Christopher Marsh	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: January 16, 2015	Date: 23 Jan 2015

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